Future operations and going concern	12 Months Ended
Dec. 31, 2025
Future operations and going concern
Future operations and going concern

Note 2.Future operations and going concern

The Group recorded a loss from operations in this reporting period and the accompanying consolidated financial statements have been prepared assuming that the Group will continue as a going concern.

The Group incurred a net operating loss of USD 39.8 million in the year 2025 and had positive working capital of USD 421.4 million as at December 31, 2025. Based on the Group’s cash projections up to March 31, 2027, SEALSQ has sufficient liquidity to fund operations.

We note that, historically, the Group has been dependent on financing from its parent, WISeKey International Holding Ltd, or other investors to augment the operating cash flow to cover its cash requirements.

Based on the foregoing, management believe it is correct to present these figures on a going concern basis.